UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                      _______________________

                             FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

                      _______________________


                 Date of Report
                 (Date of earliest
                 event reported):   January 1, 2002


Commission         Name of Registrant, State of Incorporation,                                              IRS Employer
File Number        Address of Principal Executive Offices and Telephone Number                     Identification Number
-----------        -----------------------------------------------------------                     ---------------------
1-9894             ALLIANT ENERGY CORPORATION                                                                 39-1380265
                   (a Wisconsin corporation)
                   222 West Washington Avenue
                   Madison, Wisconsin 53703
                   Telephone (608) 252-3311

0-4117-1           INTERSTATE POWER AND LIGHT COMPANY                                                         42-0331370
                   (an Iowa corporation)
                   Alliant Energy Tower
                   Cedar Rapids, Iowa 52401
                   Telephone (319) 398-4411

                   IES Utilities Inc.
                   ------------------
                   (Former name of Interstate Power and Light Company)


This combined Form 8-K is separately filed by Alliant Energy
Corporation and Interstate Power and Light Company.

Item 2.    Acquisition or Disposition of Assets.
------     ------------------------------------

           On January 1, 2002, Interstate Power and Light Company ("IPL") (formerly known as IES Utilities Inc.), an Iowa corporation the common stock of which is wholly owned by Alliant Energy Corporation, consummated its previously announced merger (the "Merger") with Interstate Power Company ("IPC"), a Delaware corporation the common stock of which is also wholly owned by Alliant Energy Corporation, pursuant to the terms and conditions of an Agreement and Plan of Merger, dated as of March 15, 2000, as amended on November 29, 2000 (the "Merger Agreement"). The Merger Agreement is attached hereto as an exhibit and is incorporated by reference herein. The Merger Agreement was previously approved and adopted by the shareowners of both IPL and IPC. The boards of directors and the executive officers of both IPC and IPL prior to the Merger were identical.

           IPL was the surviving corporation in the Merger. In the Merger, each share of IPC preferred stock, par value $50 per share (consisting of IPC 4.36% Preferred Stock, IPC 4.68% Preferred Stock, IPC 7.76% Preferred Stock and IPC 6.40% Preferred Stock (collectively, the "IPC Preferred Stock")), was canceled and converted into the right to receive one share of a corresponding series of newly created IPL Class A Preferred Stock (the "Class A Preferred Stock") with substantially identical rights, designations and preferences. Each issued and outstanding share of IPC Common Stock, par value $3.50 per share, was canceled in the Merger. In order to consummate the transactions contemplated by the Merger Agreement, IPL filed amendments to its Articles of Incorporation: (i) creating the Class A Preferred Stock; (ii) creating the various series of Class A Preferred Stock into which the IPC Preferred Stock was converted in the Merger; and (iii) changing its corporate name from IES Utilities Inc. to Interstate Power and Light Company. All of these amendments were approved by the IPL shareowners on April 23, 2001, are attached as exhibits hereto and are incorporated by reference herein.

           Additional information regarding the Merger, including a description of the terms of the Merger and the securities issuable in connection therewith and the other transactions contemplated thereby, was previously reported (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) in the Registration Statement on Form S-4 (Reg. No. 333-53846), as amended, originally filed with the Securities and Exchange Commission on January 17, 2001 (the "Registration Statement"). The information in the Registration Statement responsive to the requirements of this Item 2 is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

           (a)   Financial Statements of the Business Acquired.
                 ---------------------------------------------

           Historical financial statements of IPC required by this
Item 7 will be filed by amendment within sixty days of the date this Current Report on Form 8-K must be filed.

           (b)   Pro Forma Financial Information.
                 -------------------------------

           Pro forma financial information required by this Item 7 will be filed by amendment within sixty days of the date this Current Report on Form 8-K must be filed.

           (c)   Exhibits.
                 --------

           The  exhibits   filed   herewith  or   incorporated   by
reference herein are set forth on the attached Exhibit Index.

                            SIGNATURES
                            ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Interstate Power and Light Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALLIANT ENERGY CORPORATION


Date:  January 10, 2002              By:  /s/ John E. Kratchmer
                                          ---------------------
                                              John E. Kratchmer
                                              Corporate Controller and Chief
                                                Accounting Officer



                                              INTERSTATE POWER AND LIGHT COMPANY


Date:  January 10, 2002              By:  /s/ John E. Kratchmer
                                          ---------------------
                                              John E. Kratchmer
                                              Corporate Controller and Chief
                                                Accounting Officer

                    ALLIANT ENERGY CORPORATION
                INTERSTATE POWER AND LIGHT COMPANY
                ----------------------------------

            Exhibit Index to Current Report on Form 8-K
                       Dated January 1, 2002


Exhibit
-------

(2.1) Agreement and Plan of Merger, dated as of March 15, 2000, by and between IPL (formerly IES Utilities Inc.) and IPC
        [Incorporated by reference to Exhibit (2.1) to IPL's
        Registration Statement on Form S-4 (Reg. No 333-53846), as amended]

(2.2) First Amendment to Agreement and Plan of Merger, dated as of November 29, 2000, by and between IPL (formerly IES
        Utilities Inc.) and IPC [Incorporated by reference to Exhibit (2.2) to IPL's Registration Statement on Form S-4
        (Reg. No 333-53846), as amended]

(3.1) Amendment to Amended and Restated Articles of Incorporation of IPL (formerly IES Utilities Inc.) creating Class A
        Preferred Stock

(3.2) Amendment to Amended and Restated Articles of Incorporation of IPL (formerly IES Utilities Inc.) creating various series of Class A Preferred Stock

(3.3) Amendment to Amended and Restated Articles of Incorporation of IPL (formerly IES Utilities Inc.) changing corporate name to Interstate Power and Light Company

(3.4) Amended and Restated Articles of Incorporation of IPL, as amended

(4.1) The Original through the Nineteenth Supplemental Indentures of IPL (successor-in-interest to Interstate Power Company) to JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and James P. Freeman, as Trustees, dated January 1, 1948 securing First Mortgage Bonds [Incorporated by reference to Exhibits 4(b) through 4(t) to IPC's Registration Statement (Reg. No. 33-59352) dated March 11, 1993]

(4.2)   Twentieth Supplemental Indenture of IPL
        (successor-in-interest to Interstate Power Company) to
        JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and James P. Freeman, as Trustees, dated May 15, 1993
        [Incorporated by reference to Exhibit 4(u) to IPC's
        Registration Statement (Reg. No. 33-59352) dated March 11,
        1993]

(4.3)   Twenty-First Supplemental Indenture of IPL
        (successor-in-interest to Interstate Power Company) to
        JPMorgan Chase Bank (formerly The Chase Manhattan Bank) and James P. Freeman, as Trustees, dated December 31, 2001